Exhibit 99.3

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2020

	Pre-Acquisition DSS (Purchaser)	Record Purchase	Post-acquisition DSS (Purchaser)	ImpactBio (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Financials
ASSETS
Current Assets:
Cash	$3,802,000		$3,802,000	$130,000			$3,932,000
Accounts Receivable	3,582,000		3,582,000	-			3,582,000
Inventory	1,743,000		1,743,000	-			1,743,000
Prepaid Expense and other current assets	514,000		514,000	23,000			537,000
Total Current Assets	9,641,000	-	9,641,000	153,000	-	-	9,794,000
Property plant and equipment, net	4,925,000		4,925,000	-			4,925,000
Investment	2,154,000		2,154,000	-			2,154,000
Marketable Securities	570,000		570,000	-			570,000
Investment in Target	-	50,000,000	50,000,000	-	(127,000)	(49,873,000)	-
Notes Receivable	1,255,000		1,255,000	-			1,255,000
Other assets	54,000		54,000	-			54,000
Right-of -use assets	1,119,000		1,119,000	-			1,119,000
Goodwill	1,769,000		1,769,000	-		78,440,000	80,209,000
Other intangible assets, net	816,000		816,000	-			816,000
Total Assets	$22,303,000	$50,000,000	$72,303,000	$153,000	$(127,000)	$28,567,000	$100,896,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts Payable	$1,489,000		$1,489,000	$27,000			$1,516,000
Accrued expenses and deferred revenue	706,000		706,000				706,000
Other current liabilities	390,000		390,000				390,000
Revolving line of credit	800,000		800,000				800,000
Current portion of lease liabilities	369,000		369,000				369,000
Current portion of long-term debt, net	403,000		403,000				403,000
Total Current Liabilities	$4,157,000	$-	$4,157,000	$26,000	$-	$-	$4,183,000
Long-term debt, net	2,427,000		2,427,000				2,427,000
Long term lease liability	750,000		750,000				750,000
Other long-term liabilities	507,000		507,000				507,000
Deferred tax liability, net	44,000		44,000				44,000
Total Liabilities	$7,885,000	$-	$7,885,000	$26,000	$-	$-	$7,911,000
							-
Stockholders’ Equity							-
Common Stock	$42,000	$10,000	$52,000	$14,000	$(14,000)		$52,000
Convertible Preferred Stock	-	46,868,000	46,868,000	-			46,868,000
Additional Paid in Capital	119,624,000	3,122,000	122,746,000	1,802,000	(1,802,000)		122,746,000
Accumulated Deficit	(105,181,000)		(105,181,000)	(1,730,000)	1,730,000		(105,181,000)
Total Stockholders’ Equity (Deficit)	14,485,000	50,000,000	64,485,000	86,000	(86,000)	-	64,485,000
Non-Controlling Interests	(67,000)		(67,000)	41,000	(41,000)	28,567,000	28,500,000
Total Stockholders’ Equity (Deficit)	$14,418,000	$50,000,000	$64,418,000	$127,000	$(127,000)	$28,567,000	$92,985,000
							-
Total Liabilities & Stockholders’ Equity	$22,303,000	$50,000,000	$72,303,000	$153,000	$(127,000)	$28,567,000	$100,896,000

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Three Months Ended March 31, 2020

	DSS (Purchaser)	Impact BioMedical (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Proforma

Revenue:
Printed products	$3,949,000	$-	$-	$-	$3,949,000
Technology sales, services and licensing	479,000	-	-	-	479,000
Direct selling	573,000	-	-	-	573,000
Total revenue	$5,001,000	$-	$-	$-	$5,001,000
Costs and expense
Costs of revenue, exclusive of deprecation and amortization	$3,271,000	$-	$-	$-	$3,271,000
Selling, general and administrative (including stock based compensation)	2,641,000	125,000	-	-	2,766,000
Deprecation and amortization	360,000	-	-	-	360,000
Impairment of Goodwill	685,000	-	-	-	685,000
Total Operating Expense	6,957,000	125,000	-	-	7,082,000
Operating Loss	(1,956,000)	(125,000)	-	-	(2,081,000)
Other Income (expense)
Interest Income	24,000	-	-	-	24,000
Interest Expense	(39,000)	-	-	-	(39,000)
Gain on Marketable Securities	4,000	-	-	-	4,000
Amortization of deferred financing costs a debt discount	-	-	-	-	-
Financial Services	-		-	-	-
Loss from Security Investment by Equity Method	-	-	-	-	-
Loss from Acquisition	-	-	-	-	-
Total Other Expense	(11,000)	-	-	-	(11,000)
Income (loss) before income tax	(1,967,000)	(125,000)	-	-	(2,092,000)

Income tax benefit	-	-	-	-	-

Net Loss	$(1,967,000)	$(125,000)	$-	$-	$(2,092,000)

Add: loss attributed to noncontrolling interest	67,000	41,000	-	-	108,000

Net Loss Attributable to Common Stockholders	$(1,900,000)	$(84,000)	$-	$-	$(1,984,000)

Note 1:	Elimination of impactbio equity	Investment in subsidiary	126,000
		Accumulated Deficit	1,730,000
		Common Stock		14,000
		Additional Paid in Capital		1,802,000
		Non-Controlling Interests		40,000

Note 2:	Record goodwill	Goodwill	78,441,000
		Investment in subsidiary		49,874,000
		Non-Controlling Interests		28,567,000

Note 3:	Document Security Systems, Inc. has engaged an independent valuation firm to value the assets of Impact BioMedical, Inc. and its subsidiaries. For purposes of this proforma, and until the valuation is complete, the purchase price of $50 million is included in goodwill.

Note 4:	Document Security Systems, Inc. is analyzing the accounting treatment of the perpetual convertible preferred shares offered and for the purposes of this proforma has assumed that the transaction will be recorded as an equity transaction. Also, DSS is evaluating the valuation of those shares and the quoted price of the common shares and face value of the perpetual convertible preferred shares have been assumed to be $50 million.

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

December 31, 2019

Ended December 31, 2019
	Pre-Acquisition DSS (Purchaser)	Record Purchase	Post-acquisition DSS (Purchaser)	ImpactBio Medical, Inc. (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Financials
ASSETS
Current Assets:
Cash	$1,096,000		$1,096,000	$109,000			$1,205,000
Accounts Receivable	4,212,000		4,212,000	-			4,212,000
Inventory	1,708,000		1,708,000	-			1,708,000
Prepaid Expense and other current assets	460,000		460,000	30,000			490,000
Total Current Assets	7,476,000	-	7,476,000	139,000	-	-	7,615,000
Property plant and equipment, net	5,061,000		5,061,000	-			5,061,000
Investment	2,154,000		2,154,000	-			2,154,000
Investment in Target	-	50,000,000	50,000,000	-	(132,000)	(49,868,000)	-
Notes Receivable	793,000		793,000	-			793,000
Other assets	50,000		50,000	-			50,000
Right-of -use assets	1,223,000		1,223,000	-			1,223,000
Goodwill	2,454,000		2,454,000	-		78,435,000	80,889,000
Other intangible assets, net	935,000		935,000	-			935,000
Total Assets	$20,146,000	$50,000,000	$70,146,000	$139,000	$(132,000)	$28,567,000	$98,720,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts Payable	$1,492,000		$1,492,000	$7,000			$1,499,000
Accrued expenses and deferred revenue	936,000		936,000				936,000
Other current liabilities	390,000		390,000				390,000
Revolving line of credit	500,000		500,000				500,000
Current portion of lease liabilities	397,000		397,000				397,000
Current portion of long-term debt, net	441,000		441,000				441,000
Total Current Liabilities	$4,156,000	$-	$4,156,000	$7,000	$-	$-	$4,163,000
Long-term debt, net	2,310,000		2,310,000				2,310,000
Long term lease liability	826,000		826,000				826,000
Other long-term liabilities	507,000		507,000				507,000
Deferred tax liability, net	44,000		44,000				44,000
Total Liabilities	$7,843,000	$-	$7,843,000	$7,000	$-	$-	$7,850,000
							-
Stockholders’ Equity							-
Common Stock	$24,000	$10,000	$34,000	$-	$-		$34,000
Convertible Preferred Stock	-	46,868,000	46,868,000	-			46,868,000
Additional Paid in Capital	115,560,000	3,122,000	118,682,000	1,732,000	(1,732,000)		118,682,000
Accumulated Deficit	(103,281,000)		(103,281,000)	(1,646,000)	1,646,000		(103,281,000)
Total Stockholders’ Equity (Deficit)	12,303,000	50,000,000	62,303,000	86,000	(86,000)	-	62,303,000
Non-Controlling Interests	-			46,000	(46,000)	28,567,000	28,567,000
Total Stockholders’ Equity (Deficit)	$12,303,000	$50,000,000	$62,303,000	$132,000	$(132,000)	$28,567,000	$90,870,000
							-
Total Liabilities & Stockholders’ Equity	$20,146,000	$50,000,000	$70,146,000	$139,000	$(132,000)	$28,567,000	$98,720,000

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2019

	DSS (Purchaser)	Impact BioMedical (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Proforma
Revenue:
Printed products	$17,090,000	$-	$-	$-	$17,090,000
Technology sales, services and licensing	2,148,000	-			2,148,000
Direct selling	172,000	-			172,000
Total revenue	$19,410,000	$-	$-	$-	$19,410,000
Costs and expense
Costs of revenue, exclusive of deprecation and amortization	$12,602,000	$-			$12,602,000
Selling, general and administrative (including stock based compensation)	8,284,000	523,000			8,807,000
Deprecation and amortization	1,404,000	-			1,404,000
Total Operating Expense	22,290,000	523,000	-	-	22,813,000
Operating Loss	(2,880,000)	(523,000)	-	-	(3,403,000)
Other Income (expense)
Interest Income	25,000	-			25,000
Interest Expense	(157,000)	-			(157,000)
Amortization of deferred financing costs a debt discount	(2,000)	-			(2,000)
Financial Services	-	(1,000)			(1,000)
Loss from Security Investment by Equity Method	-	(40,000)			(40,000)
Loss from Acquisition	-	(90,000)			(90,000)
Total Other Expense	(134,000)	(131,000)	-	-	(265,000)
Income (loss) before income tax	(3,014,000)	(654,000)	-	-	(3,668,000)

Income tax benefit	(125,000)	-			(125,000)

Net Loss	$(2,889,000)	$(654,000)	$-	$-	$(3,543,000)

Add: loss attributed to noncontrolling interest	-	200,000			200,000

Net Loss Attributable to Common Stockholders	$(2,889,000)	$(454,000)	$-	$-	$(3,343,000)

Other comprehensive income (loss)
Interest rate swap loss	(15,000)	-			(15,000)
Settlement of Interest rate swap	22,000	-			22,000

Comprehensive income (loss)	$(2,882,000)	$(654,000)	$-	$-	$(3,536,000)

Note 1:	Elimination of ImpactBio equity	Investment in subsidiary	132,000
		Accumulated Deficit	1,646,000
		Common Stock		-
		Additional Paid in Capital		1,732,000
		Non-Controlling Interests		46,000

Note 2:	Record goodwill	Goodwill	78,435,000
		Investment in subsidiary		49,868,000
		Non-Controlling Interests		28,567,000

Note 3:	Document Security Systems, Inc. has engaged an independent valuation firm to value the assets of Impact BioMedical, Inc. and its subsidiaries. For purposes of this proforma, and until the valuation is complete, the purchase price of $50 million is included in goodwill.

Note 4:	Document Security Systems, Inc. is analyzing the accounting treatment of the perpetual convertible preferred shares offered and for the purposes of this proforma has assumed that the transaction will be recorded as an equity transaction. Also, DSS is evaluating the valuation of those shares and the quoted price of the common shares and face value of the perpetual convertible preferred shares have been assumed to be $50 million.